UNITED STATES
     SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C.  20549

                               Form 8-K

                            Current Report
     Pursuant to Section 13 or 15(d) of the Securities Act of 1934

Date of Report (Date of earliest event reported) July 1, 2008
                     --------------------------

                    Dynasil Corporation of America
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      (Exact name of registrant as specified in its charter)

     Delaware                                   22-1734088
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(State or other                                (IRS Employer
jurisdiction of incorporation)           Identification No.)


            385 Cooper Road, West Berlin, New Jersey, 08091
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               (Address of principal executive offices)


                            (856)-767-4600
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      (Registrant's telephone number, including area code)

                            Not Applicable
(Former name or former address, if changed since last report)

Item 1.01 Entry into a Material Definitive Agreement

On July 1, 2008, Dynasil Corporation of America, a
Delaware corporation ("Dynasil"), completed the acquisition of certain assets of RMD Instruments, LLC and acquired the stock of Radiation Monitoring Devices, Inc. on terms, conditions and provisions that are consistent with, but that replaced and superseded, a Letter of Intent dated December 18, 2007 (the "Letter of Intent"). In order to provide financing for this acquisition, Dynasil completed a bank financing with Susquehanna Bank DV and sold shares of Series C 10%
Cumulative Convertible Preferred Stock. In addition,
Dynasil entered into former owner work continuation agreements with two former owners of the acquired businesses and entered into five year leases for the space currently occupied by the businesses being acquired. Dynasil entered into the following material definitive agreements:

1. An Asset Purchase Agreement dated July 1, 2008
(the "Asset Purchase Agreement") by and among Dynasil,
RMD Instruments Corp., a Delaware corporation that is a wholly-owned subsidiary of Dynasil ("RMD Instruments"), RMD Instruments LLC, a Massachusetts limited liability company that manufactures and sells photonics related instruments and components (the "Seller"), the Gerald
Entine 1988 Family Trust (the "Entine Trust"), Fritz
Wald and Doris Wald (together, the "Walds") and Jacob
H. Paster ("Paster");

2. An Agreement and Plan of Merger dated July 1,
2008 (the "Merger Agreement") by and among Dynasil, RMD
Acquisition Sub, Inc., a Delaware corporation and a wholly-owned subsidiary of Dynasil ("RMD Acquisition"), Radiation Monitoring Devices, Inc., a Massachusetts corporation that performs research under government contracts such as SBIRs ("RMD"), the Entine Trust, the Walds and Paster;

3. a Former Owner Work Continuation Agreement dated July 1, 2008 (the "Entine Former Owner Work
Continuation Agreement") by and between Dynasil and Gerald Entine ("Entine");

4. a Former Owner Work Continuation Agreement dated July 1, 2008 (the "Paster Former Owner Work
Continuation Agreement") by and between Dynasil and Paster;

5. a Standard Form Commercial Lease   RMD-I dated
July 1, 2008 by and between Charles River Realty, d/b/a
Bachrach, Inc. (the "Lessor"), and RMD Instruments (the
"RMD Instruments Lease");

6. a Standard Form Commercial Lease   RMD-S dated
July 1, 2008 by and between the "Lessor" and RMD (the
"RMD Lease"); and

7. a Term Loan and Line of Credit Agreement along with supporting agreements dated July 1, 2008 (the
"Bank Loan Agreement") by and among Susquehanna Bank DV
(the "Bank"), Dynasil, Evaporated Metal Films
Corporation, a New York corporation and a wholly-owned subsidiary of Dynasil ("EMF"), Optometrics Corporation, a Delaware corporation and a wholly-owned subsidiary of Dynasil ("Optometrics"), RMD Instruments and RMD
Acquisition.

Dynasil and its subsidiaries had no previous relationship with the Seller, RMD, the Entine Trust, Entine, the Walds or Paster.

Pursuant to the Asset Purchase Agreement, Dynasil, acting through RMD Instruments, acquired key business assets used by the Seller in its business of manufacturing and selling photonics related instruments and components for a purchase price comprised of $12,500,000 in cash and 1,000,000 shares of Dynasil's common stock (the "acquisition stock"). The assets acquired from the Seller included its inventory, equipment, proprietary assets, contracts, goodwill, miscellaneous property, licenses, prepaid expenses, rights under unfilled customer orders and certain accounts receivable. The assets acquired were acquired subject to the following liabilities: accrued vacation, accrued bonus, and sales tax accrual, in each case limited to the amounts indicated on the Seller's June
30, 2008 balance sheet. The Seller did not transfer to RMD Instruments the following assets: cash, investments, and certain accounts receivable. The
Seller's members may tender the shares of the acquisition stock to Dynasil for repurchase by it at a repurchase price of $2.00 per share during a two year period starting July 1, 2010. The Asset Purchase
Agreement contained representations, warranties, covenants (including mutual indemnification rights and obligations), and other terms, conditions and provisions that are customary for these kinds of transactions. Reference is made to the complete and final form of the Asset Purchase Agreement which is filed as an Exhibit to this Report and which is incorporated herein by reference.

Pursuant to the Merger Agreement, Dynasil, acting through RMD Acquisition acquired all of RMD's outstanding equity securities and merged into RMD in exchange for an aggregate of 3,582,000 shares of Dynasil's common stock. The Merger Agreement contained representations, warranties, covenants (including post-closing adjustments and mutual indemnification rights and obligations), and other terms, conditions and provisions that are customary for these kinds of transactions. Reference is made to the complete and final form of the Merger Agreement which is filed as an Exhibit to this Report and which is incorporated herein by reference.

The Entine Former Owner Work Continuation
Agreement provides for the employment of Entine as RMD's president for a period of 18 months starting July
1, 2008, extendible by mutual agreement for an additional 6 months thereafter. Under that agreement, Entine will receive a base salary of $325,000 per year, business expense reimbursements (including reimbursement for home office expenses) and customary employee benefits. The agreement also requires Entine to maintain confidentiality and not compete with Dynasil or RMD for a five year period. If Dynasil or RMD terminates the agreement for any reason other than "cause" (as defined), Entine will be entitled to receive 20% of his base salary at the time of termination. The terms of the agreement are similar to Entine's pre-transaction compensation package which is being continued as per the Letter of Intent although it is not consistent with Dynasil's current executive compensation policies. Reference is made to the complete and final form of the Entine Former Owner Work
Continuation Agreement which is filed as an Exhibit to this Report and which is incorporated herein by reference.

The Paster Former Owner Work Continuation
Agreement provides for the employment of Paster as Vice
President of RMD Instruments for a period of 24 months starting July 1, 2008. Under that agreement, Paster will receive a base salary of $250,000 per year, vested options exercisable for a 3 year period starting July
1, 2008 to acquire 100,000 shares of Dynasil common stock at an exercise price of 33% above market price, options exercisable for a 3 year period starting July
1, 2008 to acquire an additional 20,000 shares of Dynasil's common stock at an exercise price of 33%
above market price that will vest on October 15, 2009 if RMD Instruments meets a certain revenue objective, customary business expense reimbursements, reimbursement for apartment rental expense of $2,625 per month through October 2008 and customary employee benefits. The agreement also requires Paster to maintain confidentiality and not compete with Dynasil or RMD for a five year period. If Dynasil or RMD terminates the agreement for any reason other than "cause" (as defined), Paster will be entitled to receive the greater of the balance of the first twelve
(12) months of base pay or 20% of his annual base pay at the time of termination. The base compensation in the agreement is similar to Paster's pre-transaction compensation package which is being continued as per the Letter of Intent although it is not consistent with Dynasil's current executive compensation policies.
Reference is made to the complete and final form of the Paster Former Owner Work Continuation Agreement which is filed as an Exhibit to this Report and which is incorporated herein by reference.

The RMD Instruments Lease provides for the rent by RMD Instruments of approximately 7,700 square feet of space and related facilities that it currently occupies on several floors of a building located at 44 Hunt
Street, Watertown, Massachusetts 02472 for a 5 year term starting July 1, 2008 for an annual rent of $153,230, payable in monthly installments of $12,769, increasing by 4% per year for each new lease year after the first one. RMD Instruments also is obligated to pay as additional rent its pro-rata share (19.2%) of maintaining the interior portions of the building and of any increase or decrease in the building's real estate taxes, water and sewer use charges and heating oil costs over the charges and costs of each of these items for calendar year 2007. RMD Instruments is also obligated to pay for its own electricity, gas and telephone services where such services are separately metered or for its pro-rata share as above for those expenses where there is not separate metering. The RMD
Instruments Lease also grants RMD Instruments rights of first refusal to purchase the building during the lease term and to relet the premises after expiration of the initial lease term. Entine is a partner in the Lessor of the building. Reference is made to the complete and final form of the RMD Instruments Lease which is filed as an Exhibit to this Report and which is incorporated herein by reference.

The RMD Lease provides for the rent by RMD of approximately 30,100 square feet of space and related facilities that it currently occupies on five floors of a building located at 44 Hunt Street, Watertown, Massachusetts 02472 for a 5 year term starting July 1, 2008 for an annual rent of $598,990, payable in monthly installments of $49,916, increasing by 4% per year for each new lease year after the first one. RMD also is obligated to pay as additional rent its pro-rata share
(75.3%) of maintaining the interior portions of the building and of any increase or decrease in the building's real estate taxes, water and sewer use charges and heating oil costs over the charges and costs of each of these items for calendar year 2007.
RMD is also obligated to pay for its own electricity, gas and telephone services where such services are separately metered or for its pro-rata share as above for those expenses where there is not separate metering. The RMD Lease also grants RMD rights of first refusal to purchase the building during the lease term and to relet the premises after expiration of the initial lease term. Entine is a partner in the Lessor of the building. Reference is made to the complete and final form of the RMD Lease which is filed as an Exhibit to this Report and which is incorporated herein by reference.

In conjunction with that transaction and on the same day, Dynasil, EMF, Optometrics, RMD Instruments and RMD entered into the Bank Loan Agreement pursuant to which a portion of the funds used to finance the acquisitions described above were obtained. Under the Bank Loan Agreement, the Bank provided Dynasil with two borrowing facilities: a $9,000,000 term loan (the "Term
Loan") and a $1,000,000 line of credit loan (the "Line of Credit"). The $9,000,000 proceeds of the Term Loan were used by Dynasil to finance consummation of the transactions contemplated by the Asset Purchase
Agreement, to pay off $894,080 of existing indebtedness to Citizens Bank and the Bank, and for general working capital purposes. Proceeds of the Line of Credit will be used for general working capital purposes. The Term
Loan bears interest at 6% per annum and is to be repaid at the rate of $174,359.49 per month over sixty equal, consecutive, monthly payments. The Line of Credit bears interest at The Wall Street Journal Prime Rate and it expires on January 31, 2010, although Dynasil anticipates that it will then be renewed annually by the Bank. The Bank Loan Agreement also contains terms, conditions and provisions that are customary for commercial lending transactions of this sort. That agreement requires Dynasil to maintain a debt service coverage ratio of at least 1.20 to 1 and to apply 20% of its earnings after taxes during its fiscal years ending September 30, 2009 and September 30, 2010 to mandatory prepayments of up to $300,000 in fiscal 2009 and $500,000 in fiscal 2010. Pursuant to the Bank Loan
Agreement, Dynasil granted a mortgage in the Bank's favor and also pledged its other business assets as collateral. Further, Dynasil's EMF, Optometrics, RMD
Instruments and RMD Acquisition subsidiaries have also guaranteed the indebtedness under the Bank Loan
Agreement and mortgaged or pledged certain of their assets as collateral for their guarantees. The applicable borrowing documents were entered into at arms-length between Dynasil and its operating subsidiaries, on the one hand, and the Bank on the other hand, on commercial lending terms and conditions, including acceleration rights, events of default, the Bank's rights and remedies and similar provisions that Dynasil believes are customary for commercial loans of this sort. In connection with the Bank Loan Agreement, the borrower and the guarantors executed and delivered to the Bank customary forms of notes, mortgages, security agreements, guarantees and similar documents.
Reference is made to the complete and final form of the Bank Term Loan and Line of Credit Agreement which is filed as an Exhibit to this Report and which is incorporated herein by reference.

The information set forth under Items 2.01 and
3.02 is incorporated by reference thereto.

Item 2.01. Completion of Acquisition or Disposition of
Assets

The transactions contemplated by the agreements described under Item 1.01 were consummated on July 1, 2008. In connection with the consummation of those transactions, indebtedness previously owed to Citizens
Bank of Massachusetts by Optometrics and guaranteed by Dynasil of $468,620 was repaid and the liens associated with that indebtedness were released. In connection with the consummation of those transactions, indebtedness previously owed to the Bank in the amount of $425,460 also was repaid. In recognition of the time that Mr. James Saltzman spent above and beyond normal Director expectations to support the RMD transaction, Dynasil's Board authorized a total payment of $60,000 for consulting services which Mr. Saltzman has elected to receive 50% in cash and the other 50% in options to acquire 144,648 shares with a exercise price of $4.00 per share over a three year term. The information set forth under Items1.01 and 3.02 of this Report is incorporated herein by reference.

Section 3   Securities and Trading Markets

Item 3.02 Unregistered Sales of Equity Securities

The information set forth under Items1.01 and 2.01 of this Report is incorporated herein by reference.

On July 1, 2008, Dynasil issued and sold an aggregate of 4,582,000 shares of its common stock pursuant to and in connection with the transactions described under Items 1.01 and 2.01 of this Report.
These shares were sold in transactions exempt from the registration requirements of the Securities Act of 1933
(the "Act") pursuant to section 4(2) thereof. As a result of those transactions, Dynasil believes that Entine, including shares held in his family trust and trusts held in his children's names, owns beneficially or of record approximately 4,363,098 shares of Dynasil's common stock, which represents approximately
40% of its outstanding shares of common stock at the date of this Report.

On July 1, 2008, Dynasil sold approximately
5,000,000 shares of a Series C 10% Cumulative
Convertible Preferred Stock (the "Series C Preferred
Stock"). The shares of Series C Preferred Stock were sold at a price of $1.00 per share. No underwriting discounts or commissions were paid in connection with the sales. The securities were offered and sold only to accredited investors within the meaning of Rule 501(a) under the Securities Act of 1933, as amended (the
"Act"), in a transaction conducted pursuant to section
4(2) of the Act and Regulation D thereunder. Each share of Series C Preferred Stock carries a 10% per annum dividend and is convertible to 0.4 share of Dynasil common stock, which translates into a conversion price of $2.50 per share, at any time by the holders, subject to adjustment for certain subsequent sales of common stock or securities convertible into or exchangeable for common stock, and is callable after two years by Dynasil at a redemption price of $1.05 per share. After two years, Dynasil can force conversion of the Series C
Preferred Stock if the closing price of Dynasil common stock is $4.00 per share or higher. Dynasil will offer
Series C Preferred Stock holders the option to receive dividends in cash or in common stock at $2.50 per share subject to a maximum of 480,000 shares to be issued under this arrangement. Dynasil estimates that the net proceeds to it of the offering of the Series C
Preferred Stock sold to the date of this Report are approximately $5 million. Dynasil also intends to continue to offer shares of the Series C Preferred
Stock for sale for the foreseeable future in order to sell a total amount in the $6 to $7 million range. As set forth under Items 1.01 and 2.01 above, the net proceeds of the sale of shares of the Series C
Preferred Stock to date were used to consummate the transactions described under Items 1.01 and 2.01 of this Report.

Information relating to previous sales of unregistered securities described in Dynasil's Reports on Form 8-K dated March 14, 2005 and October 6, 2006 are incorporated herein by reference.

Item 3.03 Material Modifications to Rights of
Securities Holders

The information set forth under Item 1.01 of this Report is incorporated herein by reference. The requirements under the Bank Loan Agreement that Dynasil maintain a debt service coverage ratio of at least 1.20 to 1 and apply 20% of its earnings after taxes during its fiscal years ending September 30, 2009 and September 30, 2010 to mandatory prepayments of up to $300,000 in fiscal 2009 and $500,000 in fiscal 2010 may constitute material modifications of the rights of holders of shares of its common stock. Although Dynasil has no current plan or intention to pay dividends on shares of its common stock for the foreseeable future, the existence of that restriction under the Bank Loan
Agreement, as well as the requirement that dividends on shares of the Series B and C Preferred Stock must be declared and paid prior to the declaration and payment of dividends on the shares of common stock, may as practical matters restrict or eliminate the possibility that dividends will be paid on shares of Dynasil's common stock.

Item 5.01 Changes in Control of Registrant

The information set forth under Item 1.01, 2.01 and 3.02 of this Report is incorporated herein by reference.

As a consequence of receipt of an aggregate of 4,363,098 shares of Dynasil's common stock in connection with the transactions described under Items
1.01 and 2.01 of this Report, which represents approximately 40% of Dynasil's outstanding shares of common stock at the date of this Report, Entine and his family trust and trusts held in his children's names trusts now together constitute Dynasil's largest stockholders. Although Dynasil believes that by virtue of that stock ownership, a change of control of Dynasil has not occurred, the holding of such a large percentage of Dynsil's common stock may permit Entine and/or such trusts to exert a significant influence on Dynasil's management and policies.

Section 8   Other Events

Item 8.01 Other Events

On June 30, 2008, the Registrant's previously disclosed reincorporation to Delaware was completed.

ITEM 9. FINANCIAL STATEMENTS AND EXHIBITS.

(c) Exhibits

10.1 Form of Asset Purchase Agreement dated July
1, 2008 (the "Asset Purchase Agreement") by and among
Dynasil, RMD Instruments Corp., a Delaware corporation
("RMD Instruments"), RMD Instruments LLC, a
Massachusetts limited liability company (the "Seller"), the Gerald Entine 1988 Family Trust (the "Entine
Trust"), Fritz Wald and Doris Wald (together, the
"Walds") and Jacob H. Paster ("Paster");

10.2. Form of Agreement and Plan of Merger dated
July 1, 2008 (the "Merger Agreement") by and among
Dynasil, RMD Acquisition Sub, Inc., a Delaware corporation ("RMD Acquisition"), Radiation Monitoring
Devices, Inc., a Massachusetts corporation ("RMD"), the
Entine Trust, the Walds and Paster;

10.3. Form of Former Owner Work Continuation
Agreement dated July 1, 2008 by and between Dynasil and Gerald Entine ("Entine");

10.4. Form of Former Owner Work Continuation
Agreement dated July 1, 2008 by and between Dynasil and Paster;

10.5. Form of Standard Form Commercial Lease
RMD-I dated July 1, 2008 by and between Charles River
Realty, d/b/a Bachrach, Inc. (the "Lessor"), and RMD
Instruments;

10.6. Form of Standard Form Commercial Lease
RMD-S dated July 1, 2008 by and between the Lessor and RMD;

10.7 Form of Term Loan and Line of Credit
Agreement dated July 1, 2008 by and among Susquehanna
Bank DV (the "Bank"), Dynasil, Evaporated Metal Films
Corporation, a New York corporation ("EMF"),
Optometrics Corporation, a Delaware corporation
("Optometrics"), RMD Instruments and RMD Acquisition.

99.1 Dynasil Corporation of America press release dated July 2, 2008.




                              SIGNATURES
Pursuant to the requirements of the Securities Exchange
Act of 1934,
the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                         DYNASIL CORPORATION OF AMERICA

Date:     July 7, 2008           By:  /s/ Craig Dunham
                               ------------------------
                  President and Chief Executive Officer








                             EXHIBIT INDEX

10.1 Form of Asset Purchase Agreement dated July 1,
2008 (the "Asset Purchase Agreement") by and among
Dynasil, RMD Instruments Corp., a Delaware corporation
("RMD Instruments"), RMD Instruments LLC, a
Massachusetts limited liability company (the "Seller"), the Gerald Entine 1988 Family Trust (the "Entine
Trust"), Fritz Wald and Doris Wald (together, the
"Walds") and Jacob H. Paster ("Paster");

10.2. Form of Agreement and Plan of Merger dated July
1, 2008 (the "Merger Agreement") by and among Dynasil,
RMD Acquisition Sub, Inc., a Delaware corporation ("RMD
Acquisition"), Radiation Monitoring Devices, Inc., a
Massachusetts corporation ("RMD"), the Entine Trust, the Walds and Paster;

10.3. Form of Former Owner Work Continuation Agreement dated July 1, 2008 by and between Dynasil and Gerald
Entine ("Entine");

10.4. Form of Former Owner Work Continuation Agreement dated July 1, 2008 by and between Dynasil and Paster;

10.5. Form of Standard Form Commercial Lease   RMD-I
dated July 1, 2008 by and between Charles River Realty, d/b/a Bachrach, Inc. (the "Lessor") and RMD
Instruments;

10.6. Form of Standard Form Commercial Lease   RMD-S
dated July 1, 2008 by and between the Lessor and RMD;

10.7 Form of Term Loan and Line of Credit Agreement dated July 1, 2008 by and among Susquehanna Bank DV
(the "Bank"), Dynasil, Evaporated Metal Films
Corporation, a New York corporation ("EMF"),
Optometrics Corporation, a Delaware corporation
("Optometrics"), RMD Instruments and RMD Acquisition.

99.1 Dynasil Corporation of America press release dated
July 2, 2008.